SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 4, 1994

                                BIOMET, INC.
           (Exact Name of Registrant as specified in its charter)

      Indiana                              0-12515               35-1418342
(State or Other Jurisdiction             (Commission           (IRS Employer
    of incorporation)                    File Number)       Identification No.)

         Airport Industrial Park, P. O. Box 587, Warsaw, IN  46581-0587
             (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code            1-219-267-6639

                                 Not Applicable
          (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

     The merger of Kirschner Medical Corporation ("Kirschner") with and into Kirschner Acquisition Corp. ("KAC"), a wholly-owned subsidiary of the Company pursuant to an Agreement and Plan of Merger by and among Biomet, Inc. (the "Company"), Kirschner and Biomet Acquisition Corp. ("BAC"), dated July 16, 1994, which was subsequently amended by a First Amendment to Agreement and Plan of Merger by and among the Company, Kirschner, BAC and KAC, dated September 15, 1994, was approved by a majority of the shareholders of Kirschner and consummated on November 4, 1994. The merger became effective at 12:01 a.m. on November 5, 1994 (the "Effective Time").

     On November 4, 1994, the Company delivered $16,245,980.50 and 1,384,309 Common Shares of the Company to Bankers Trust Company, the Exchange Agent. At the Effective Time the existence of Kirschner ceased and KAC and Kirschner began existence as a wholly-owned subsidiary of the Company, operating under the name "Kirschner Medical Corporation."

     Kirschner's business and operations of its facilities will continue in the manufacturing and marketing of total joint reconstruction products and surgical instrumentation and orthopedic support products.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          It is impracticable to provide the required financial statements with this filing. The financial statements of the acquired business will be filed on or before January 17, 1995.

     (b)  Pro forma financial information.

          It is impracticable to provide the required pro forma financial information with this filing. The pro forma financial information will be filed on or before January 17, 1995.

     (c)  Exhibits

          See Index to Exhibits.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOMET, INC.




Date: November 18, 1994            /s/ Dane A. Miller
                                   _____________________________________
                                   Dane A. Miller
                                   President and Chief Executive Officer



                              BIOMET, INC.
                                FORM 8-K

                            INDEX TO EXHIBITS
Exhibit Number                                              Page Number in
Assigned in                                                 Sequential
Regulation S-K                                              Numbering
Item 601            Description of Exhibit                  System
______________      ______________________                  ______________

     (1)            No Exhibit.

     (2)      2.01  Agreement and Plan of Merger by and
                    among Biomet, Inc., Biomet Acquisition
                    Corp. and Kirschner Medical Corporation.
                    (Incorporated by reference to Exhibit 2
                    to Schedule 13D filed August 20, 1994, by
                    Biomet, Inc. and Kirschner Acquisition
                    Corporation with respect to the Common
                    Stock, $0.01 par value, of Kirschner,
                    CUSIP No. 497660100.)

              2.02 First Amendment to Agreement and Plan of Merger by and among Biomet, Inc., Biomet Acquisition Corp., Kirschner Acquisition Corp. and Kirschner Medical Corporation. (Incorporated by reference to Exhibit 2.02 to Biomet's Amendment No. 1 to Form S-4, Registration No. 33-55483.)

     (4)            No Exhibit.

    (16)            No Exhibit.

    (17)            No Exhibit.

    (20)            Not Exhibit.

    (23)     23.01  Consent of KPMG Peat Marwick LLP.*

    (24)            No Exhibit.

    (27)     27.01  Financial Data Schedule.*

* To be filed by Amendment